-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 1996


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
      -------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)


           Delaware                   333-1704                 13-3416059
----------------------------    ------------------------    -----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                             World Financial Center
                                   North Tower
                            New York, New York 10281
                     ---------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-0336

--------------------------------------------------------------------------------

Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2.  Acquisition or Disposition of Assets.

     On November 25, 1996, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of November 1, 1996, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), First Union National Bank of North Carolina as master servicer, CRIIMI MAE Services Limited Partnership as special servicer and State Street Bank and Trust Company as trustee. The Certificates consist of fourteen classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and six of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 300 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of November 1, 1996 (the "Cut-off Date") of $1,138,308,859. Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in an income producing property with the exception of six Mortgage Loans which are fully secured by a leasehold estate in income-producing real property.

     One hundred forty-two (142) of the Mortgage Loans (the "MLMC Loans") showing an aggregate principal balance of $557,591,016.32 (the "MLMC Balance"), were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC") and one hundred fifty-eight (158) of the Mortgage Loans (the "FUNBNC Loans"), having an aggregate principal balance of $580,717,843.40 (the "FUNBNC Balance"), were acquired by the Registrant from First Union National Bank of North Carolina ("FUNBNC," and together with MLMC, the "Sellers") pursuant to two Mortgage Loan Purchase Agreements, each dated as of November 1, 1996 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The purchase prices (collectively the "Purchase Price") for the MLMC Loans and the FUNBNC Loans paid by the Registrant to the Sellers consisted of (i) a cash amount equal to 105.0625% of the MLMC Balance and 100% of the FUNBNC Balance plus (ii) interest accrued on each of the MLMC Loans and the FUNBNC Loans at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and First Union Capital Markets Corp. ("First Union") pursuant to an Underwriting Agreement, dated as of November 20, 1996 (the "Underwriting Agreement"), among the Registrant, MLPF&S and First Union (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of November 25, 1996, among the Registrant, MLPF&S and First Union (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of MLMC. On November 25, 1996, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

     The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:

                                                           Initial Pass-Through
           Class            Initial Certificate Balance            Rate
           -----            ---------------------------    --------------------
A-1.......................         $311,042,000                    6.69%
A-2.......................         $130,587,000                    6.82%
A-3.......................         $343,805,000                    6.96%
B ........................          $68,299,000                    6.96%
C ........................          $62,607,000                    6.96%
D ........................          $56,915,000                    6.96%
E  .......................          $28,458,000                    6.96%
IO  ......................             (1)                           (1)
F  .......................          $62,607,000                    6.96%
G  .......................          $39,841,000                    6.96%
H  .......................          $34,147,895                    6.96%
R-I.......................               N/A(2)                   N/A(2)
R-II......................               N/A(2)                   N/A(2)
R-III.....................               N/A(2)                   N/A(2)

---------------

(1) The Class IO Certificates will receive the sum of the interest accrued on the notional amount of each of its Components.

(2) The Class R-1, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

     The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 20, 1996, and the Prospectus Supplement, dated November 20, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7. Financial Statements and Exhibits

        (a)    Financial Statements - Not Applicable

        (b)    Pro Forma Financial Information - Not Applicable

        (c)    Exhibits

               1.1 Underwriting Agreement, dated as of November 20, 1996, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp.

               4.1 Pooling and Servicing Agreement, dated as of November 1, 1996, among Merrill Lynch Mortgage Investors, Inc. as depositor, First Union National Bank of North Carolina as master servicer, Criimi Mae Services Limited Partnership as special servicer and State Street Bank and Trust Company as trustee

               99.1 Mortgage Loan Purchase Agreement, dated as of November 1,
                    1996, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

               99.2 Mortgage Loan Purchase Agreement, dated as of November 1,
                    1996, between Merrill Lynch Mortgage Investors, Inc. and First Union National Bank of North Carolina

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  By:  /s/ MICHAEL M. McGOVERN
                                       ----------------------------------
                                       Name:  Michael M. McGovern
                                       Title: Secretary and Director

Dated: December 6, 1996

                                  EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                      Description
-----------                      -----------
   1.1 Underwriting Agreement, dated as of November 20, 1996, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets
        Corp....................................................................

   4.1 Pooling and Servicing Agreement, dated as of November 1, 1996, among Merrill Lynch Mortgage Investors, Inc. as depositor, First Union National Bank of North Carolina as master servicer, Criimi Mae
        Services Limited Partnership as special servicer and State Street Bank and Trust Company as trustee............................................

   99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 1996, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch
        Mortgage Capital Inc....................................................

   99.2 Mortgage Loan Purchase Agreement dated as of November 1, 1996, between Merrill Lynch Mortgage Investors, Inc. and First Union National Bank
        of North Carolina.......................................................